CASH AND CASH EQUIVALENTS AND INVESTMENTS. ADDITIONAL INFORMATION ON THE CONSOLIDATED STATEMENTS OF CASH FLOWS - Changes in assets/liabilities components (Details) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net decrease (increase) in assets
Trade receivables	$ (7,313)	$ 4,441	$ (8,570)
Other receivables	(647)	154	(1,872)
Inventories	(197)	633	(23)
Total	(8,157)	5,228	(10,465)
Net increase (decrease) in liabilities
Trade payables	(7,019)	(23,095)	(16,393)
Salaries and social security payables	476	1,733	592
Taxes payables	1,135	1,339	(4,253)
Other liabilities and Provisions	(5,800)	(5,648)	(4,878)
Total	$ (11,208)	$ (25,671)	$ (24,932)